PRUDENTIAL MYROCK ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated December 19, 2024
to Prospectus dated May 1, 2024
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement describes changes to the variable investment options available in your Annuity.

Mergers Pending Shareholder Approval:
Subject to shareholder approval, effective in, or around, the second quarter of 2025, the following Target Portfolios will be merged into the following Acquiring Portfolios.

Target Portfolio	Acquiring Portfolio
PSF Mid-Cap Growth Portfolio – Class I	PSF PGIM Jennison Growth Portfolio – Class I
PSF Natural Resources Portfolio – Class I	PSF PGIM Jennison Blend Portfolio – Class I
PSF PGIM Government Income Portfolio – Class I	PSF PGIM Total Return Bond Portfolio – Class I
More detailed information regarding the mergers, including the Merger Effective Dates, will be provided in a supplement at a later date.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
MYROCKSUP3-N4